INCOME TAX PROVISION (Details 1) - USD ($)	Mar. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Deferred tax assets:
Net operating loss	$ 329,644	$ 294,810	$ 139,407
Other temporary differences	428	1,711	1,087
Total deferred tax assets	330,072	296,521	140,495
Valuation allowance	(330,072)	(296,521)	(140,495)
Total	$ 0	$ 0	$ 0